LEASE

THE PARTIES
     THIS LEASE, made and entered into this 25th day of February, 1999, by and between LIBERTY ASSOCIATES, LLC, a Kentucky limited liability company, hereinafter "Lessor"; and FIRST ALLIANCE CORPORATION, a Kentucky corporation, hereinafter "Lessee".

WITNESSETH:

PREMISES: That in consideration of the mutual covenants contained herein, Lessor does hereby let and demise unto Lessee, and Lessee does hereby lease and rent from Lessor, the premises generally described as:
     Suite 104, the "Leased Premises," (i.e. the tenant space and the portion of the common area of the 3uilding attributable to same) being shown and described as Exhibit "A" to this Lease and being located in the Executive Place office Building (the "Building") located at 2285 Executive Drive, Lexington, Kentucky.


BUILDING       The parties acknowledge that any and all improvements made to
STANDARDS      the Leased Premises, now or in the future, shall be subject to
AND CONDITIONS approval by Lessor as set forth in Exhibit "B" Tenant
TENANT         Improvements.  The Lessor acting as General Contractor on
IMPROVEMENTS   behalf of the Lessee, will use its best efforts to timely
     deliver these premises to Lessee in accordance with the "Construction Agreement for Tenant Improvements" (Exhibit "B") which defines the quality and quantity of the tenant space improvements and the respective obligations of the Lessor and Lessee relative to payment. Lessee shall cooperate with Lessor, and/or its contractor(s) to allow the expeditious completion of the work contemplated in Exhibit "B". It shall be the responsibility of the Lessee to order, arrange, pay for and have installed, at its sole expense, any communications equipment desired or required, the installation to be accomplished concurrently with the work hereby authorized and directed to be performed by Lessor, and delays in so doing shall have no effect on the commencement date of the Lease.

TERM

RENT

PLACE OF
PAYMENT

TENANT SERVICES
EXPENSES

LATE PAYMENTS

     1.1 Term. The term of the Lease shall be twenty-two (22) months, commencing April 1, 1999, unless otherwise stated in Exhibit B hereto. Termination date shall be January 31, 2001, unless sooner terminated pursuant to the terms hereof.

     2.1 Rent. The Lessee covenants and agrees to pay the Lessor as rental for the Leased Premises the sum of $895.12 per month. Monthly rental is payable in advance, on the first day of each month for the entire term of this Lease, beginning on the commencement date defined in Section 1.1.
     If this Lease is commenced at other than the first day of a month, lease payments will be prorated to bring the lease payment to current by the first day of the following month. Lessee shall pay the first month's rent prior to the occupancy of the premises.

     2.2 Place of Payment. All Payments shall be made at the office of Liberty Associates, LLC, 400 Executive Place, 2285 Executive Drive, Lexington, Kentucky 40505, or at such other place as Lessor may designate in writing, and all payments shall be made without any setoff or counterclaim whatsoever and shall not be withheld for anv reason.

Sections 2.3a, 2.3b and 2.4a are intentionally left blank.

     2.4b Janitorial Service. Lessor shall provide Lessee the services of a janitorial contractor to clean the Leased Premises in conjunction with the cleaning of the rest of the Building. Janitorial service shall be provided to Lessee at no cost to Lessee. Service shall be provided on a five-day per week basis consistent with the standards of a Class A building in Lexington, Kentucky.

     2.5 Late Payments. It is understood and agreed by Lessee that time is of the essence for payment of the monthly rentals (due the first of each month). Rent is payable without demand. The Lessee acknowledges that Lessor must make timely payments (including mortgage payments) in connection with operating the Building, and Lessee shall pay a late fee of five percent (5%) of the total monthly rent as

USE OF
PREMISES

SUBSTITUTION
OF PREMISES

COVENANT OF
QUIET
ENJOYMENTS

THE BUILDING

liquidated damages, and not as a penalty, whenever Lessee's monthly rent or rent adjustment is delinquent five (5) days past the first day of the month in which it is due. If payment is not received within seven (7) days after written notice that payment is due, the failure shall conatitute a default under Article 12.

     2.6 Intereat Rate on Delinquencies. If Lessee shall fail to pay any Rent or Rent Adjustments due hereunder for a period of more than 10 days, such unpaid amounts (including late fees) shall bear interest at the rate of 1.5% per month from the date due until paid. Provided, however, this Section 2.6 shall not be construed to limit Lessor's right to terminate this Lease for failure to pay the sums due or to invoke any other penalties provided herein.

     2.7 Form of Payment. All payments shall be made in lawful money of the United States of America. If any payment is made by check and the check is not honored, then (i) Lessee shall pay all of Lessor's fees resulting from the dishonor and an additional 630.00 for processing; and (ii) in the event two (2) checks are ever dishonored during this Lease, then Lessor may, at its option, require that all future rent payments be in the form of certified funds
(money order, certified check, etc.) or cash.

     3.1 Use of Premises. The Leased Premises may be used and occupied by the Lessee only for general office use and for other uses consistent with the Professional Office (P-1) zone. Lessee shall at all times and at its own expense, comply with all rules, orders, regulations or requirements of all governmental authorities or agencies with respect to use of the premises. Lessor ahall provide service in the manner specified to permit Lessee its use of premises during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday. Notwithstanding this provision, Lessee may use the Leased Premises at any time, subject to Lessor's rules and building regulations and Lessee shall have use of air conditioning and lighting at all times.

     3.2 Substitution of Premises. Lessor reserves the right on thirty (30) days written notice to Lessee to substitute for the Leased Premises, at the same rental as required of Lessee herein, including Rental Adjustments, other comparable premises within the Building for all uses and purposes as though originally leased to Lessee at the time of execution and delivery of this Lease and subject to all terms and provisions hereof. In the event Lessor elects to cause such substitution of premises, Lessor agrees to pay the reasonable expenses of Lessee incidental thereto.

     3.3 Covenant of Quiet Enjoyment. Lessor covenants that upon payment of the Rents, Tenant Services Expenses and and other fees due hereunder; and observance of all terms and conditions hereof by Lessee, Lessee may peaceably and quietly enjoy the Leased Premises.

     4.1 The Building. Lessee has examined the Building and will accept the premises, the improvements, common areas and equipment as constructed. Lessee, however, assumes no responsibility for hidden defects resulting from design or construction.

FUTURE
IMPROVEMENTS   its sole cost and expense, shall have the right to remodel and

4.2 Future Improvements. Subject to 3.1 above, the Lessee, at the Leased Premises (exclusive of common areas) provided, however, that:
(a) the plans and specifications shall be first approved in writing by the Lessor; in the event that Lessee wishes to install trade fixtures or equipment (other than standard office equipment) which Lessee wishes to remove upon termination or expiration of the Lease, then Lessee shall submit the list of said trade fixtures or equipment for the prior written consent of Lessor, which will not be unreasonably withheld; (b) Lessor may impose any such reasonable conditions and requirements in approving the plans and specifications for the changes, improvements and construction, and the trade fixtures and equipment, as Lessor may deem necessary for its protection and that of other Lessees; (c) all such remodeling and improvements, when completed and placed upon said premises shall, as of said date, immediately become the property of Lessor; (d) Lessee shall have the right to remove trade fixtures or equipment installed by Lessee at the expiration of the term of the Lease or extension thereof provided the fixtures or equipment were shown on the list approved in writing by Lessor described above and provided any damage caused by said removal shall be repaired at the expense of the Lessee. In addition, at the expiration or termination of the Lease, Lessor, at its option, may require Lessee to remove at Lessee's expense, any and all equipment and trade fixtures and Lessee shall repair any damage caused by said removal.

COMMON AREAS        4.3 Common Areas. Lessee, its employees, agenta, and
     licensees are hereby granted the right and privilege, in common with others, to the non-exclusive and reasonable use of such common and public areas as are designated as such and as modified by the Lessor
     from time to time.     These areas shall include all common entrances to
     and exits from the Building, driveways, serviceways, crosswalks and sidewalks, hallways, stairways and common restroom facilities, except such of the foregoing as are designated for and restricted to special uses and purposes by Lessor from time to time, which restrictions may not preclude or interfere with the purpose for which Lessee is leasing the premises. subject to the provisions of Section 2.3a and b, 2.4a and b, and Section 5.1, Lessor shall maintain all common areas of the Building in a first class condition, shall maintain the plumbing, heating, ventilating, air conditioning, elevators, electrical and mechanical systems of the Building in good working order, ahall make necessary repair to the roof and the shell of the Building, and shall repair promptly any damage to the Building, provided however Lessee shall reimburse Lessor for any damage to the Building or Building equipment due to the negligence or misconduct of the Lessee, Lessee's invitees or Lessee's employees.

MAINTENANCE    5.1 Maintenance and Repair. Lessee shall at its expense make
AND REPAIR     all repairs to and maintain the interior of Lessee's portion of the premises, including, without limitation, plumbing, lighting (inclusive of bulb or tube replacement), exit lights, plate glass, doors, walls (including paint or wall coverings), ceilings, floor coverings, door locks, and all other improvements to the Leased Premises, except for repairs necessitated by latent structural defects. The Lessor shall maintain the heating and air conditioning unite located within the Building and serving the Leased Premises, in good operating condition.

CEILING PLENUM   5.2 Ceiling Plenum. Lessor reserves the right to construct, operate and maintain HVAC equipment (including duct work) as well as lines for plumbing, electricity and communications in the ceiling plenum located within the Leased Premises as necessary to aerve Lessee and other lessees within the Building. All equipment shall be constructed and maintained in keeping with the requirements of a first class building. Lessor reserves the right to perform routine maintenance and emergency repairs during normal business hours, provided, however, any construction or maintenance (other than emergency repairs) which would materially disrupt Lessee's business shall be performed outside of normal business hours.

RULES AND      6.1 Rules and Regulations. The Lessor, its servants, employees,
REGULATIONS    agents, visitors and licensees, shall observe faithfully and comply strictly with the "Building Rules and Regulations" set forth in Exhibit "D" attached hereto and made a part hereof. Lessee agrees to abide by any and all reasonable rules and regulations governing the Building of which the Leased Premises are a part and the use of any of the designated common areas, including parking. Lessee shall be liable and responsible for any damages to said common area facilities by its employees, agents, customers, or licensees. Lessor shall have the right to make reasonable changes in and additions to the "Building Rules and Regulations," provided such changes and additions shall not materially affect the conduct of Lessee's business. Lessor reserves the right to declare all public areas of the Building, including restrooms, lobbies and stairwells, as "No Smoking" areas and Lessee's employees shall abide by said restrictions.
SIGNS           6.2 Signs. The Lessor shall provide Lessee a sign on or near
     Lessee's entry door in the building standard characters at no cost to Lessee. Lessee shall not have any other sign visible outside the Building or in the common areas of the Building, without the express written permission of Lessor; said permission to be granted at the sole discretion of Lessor.



 LIABILITY INSURANCE

     7.1 Liability Insurance. Lessee at its expense, shall defend and ahall indemnify and hold harmless Lessor, and its employees from and against all claims, causes of action, suits, losses, damages and expense (including attorney's fees and costs of inveatigation and litigation) based upon or arising out of the use or occupancy of Lessee's space except injury to persons or damage to property, the sole cause of which is the negligence or willful misconduct of Lessor or its employees. The express obligation of indemnification shall not be limited by any provision of insurance or any sublease agreement. Lessor shall give Lessee reasonable notice of any claims threatened or made or suit instituted against it which could result in a claim of indemnification.

     7.2 The Lessee shall, at its sole cost and expense, carry public liability and property damage insurance in an insurance company authorized to do business in the Commonwealth of Kentucky with combined single limits of not less than $1,000,000 personal injury and property damage coverage. Said policy shall insure against all accidents and injuries to persons or property in or about the premises. Liberty Associates, LLC shall be named aa additional named insured on said policies without charge and a Certificate of Insurance shall be provided to Lessor by Lessee. All such policies shall contain an agreement by the insurers that such policies shall not be canceled without at least fifteen days Prior written notice to the Lessor. In the event Lessee shall fail to provide or maintain the insurance required in this section, Lessor shall have the right, but not the obligation, to procure such insurance upon five (5) days written notice to Lessee, and charge the cost thereof to Lessee, said cost to be payable by Lessee upon demand by Lessor.

FIRE AND 7.3 Fire and Casualty Insurance. The Lessor shall obtain and CASUALTY procure a policy of insurance insuring the premisea (building only INSURANCE -no personalty of Lessee included), against the risks of fire and extended coverage from an insurance company to be selected by the Lessor in an amount to be determined by the Lessor. Lessee agrees, however, to pay a pro rata share of any increases over the base amount. Said base amount to be Lessor's annual premium for said insurance at the time of execution of this lease. The Lessee shall pay the amount of premium increases for which it may be liable to the Lessor with twenty (20) days after the receipt of a billing from the Lessor. Lessor and Lessee hereby agree that Lessee occupies 1.85% of the building and Lessee shall pay that percentage of increases as described above.

CONTENTS LOSS 7.4 Contents Loss. It is acknowledged and agreed by Lessee that the risk of loss for all contents and property belonging to Lessee shall be that of the Lessee, provided such loss is not the result of willful misconduct of Lessor, its agents, servants, or employees, and Lessee shall purchase and maintain and pay for all property insurance coverage required and/or desired by Lessee. Lessee further expressly waives any and all claims against the Lesaor for loss or damage due to fire, explosion, tornado, windstorm or rainstorm, or other casualty, calamity or act of God.

TAXES     8.1 Taxes. Lessor shall pay, when due, all real property taxes on said premiaea. Lessee agrees, however, to pay ita ahare of any increases over the base period of the year ending June 30, 1999. Lessee's liability shall be for the increase (if any) over the base
     only.     The Lessee shall pay the amount of tax increase for which it may be liable to the Lessor within twenty (20) days after the receipt of a billing from Lessor. Lessor and Lessee hereby agree that LesseE occupies 1.85% of the building and Leasee shall pay that percentage of increases as described above. Lessee shall pay all other taxes including, without limitation, those measured by income, all excise and sales taxes and all ad valorem taxes on inventory, merchandise, fixtures and equipment belonging to Lessee.
RENT           9.1 Rent Adjustment Construction. The Lessee shall pay
ADJUSTMENT     all rent, and its portion of any "Tenant Services Expenses"
CONSTRUCTION   and other sums due hereunder as "Rent Adjustments". All
     expenses shall be considered and construed by all parties to have been paid by the Lessor as part of said Lessor's expenses from the adjusted rentals.

DESTRUCTION    0.1 Destruction. Lessor covenanta and agreea that in case of
OF PREMISES    damage to or destruction of any of the improvementa on the
     Leased Premisea by fire or other casualty or occurrence, (without the fault of Lessee, its employees, customers, agents, visitors or licenaees), Lesaor will, at its own cost and expense, make such repairs, restoration, replacement or rebuilding, of the same to the extent that (i) upon completion of such repairs, reatorations, replacements or rebuilding, the value of the improvements upon the Leased Premises shall not be less than the value of the improvements on the Leased Premises immediately prior to the happening of such casualty or occurrence; and (ii) such improvements shall be suitable for conduct of the same type of business as was conducted on said Leased Premises immediately prior to such damage or destruction. However, if said improvements are damaged or destroyed in excess of fifty percent (50%) of their then insured value, the Lessor may, at its election terminate this Lease by giving to Lessee written notice of Lessor's election to do so within sixty (60) days following the date of the occurrence causing said damage or destruction. During the period of any such reconstruction, the monthly rental payments shall be abated by the percentage of casualty. Provided, furthermore, that if
     Lessee's rent is reduced to less than 50% of the monthly payment in effect prior to said casualty; and if Lessor shall elect to rebuild as provided above; and if said rebuilding shall be done in a reasonable time period; then, at Lessor's option, those months in which Lessee pays less than 50% of the normal rent shall not be counted against the term of this Lease and the termination date of this Lease shall be extended equal to the number of months when rent was less than 50% of normal rent.
CONDEMNATION        11.1 Condemnation. If the whole, or substantially the whole, of the Building or Leased Premises shall be taken under the power of eminent domain, (or sold under the threat of the power of eminent domain) or for any public or quasi-public improvement, then the term of this Lease and all rental payments shall terminate on the date of the vesting of title in the condemner.

DEFAULT

     11.2 Partial Taking. In the event that less than the whole of the Building or Leased Premises is condemned or taken as set forth in Section 11.1 above, then this Lease shall remain in force and in effect, provided, however, that if the taking shall so substantially interfere with the use of the Leased Premises as to render the continued operation thereof economically unfeasible as reasonably determined by the American Arbitration Association, the Lessee may, its option, terminate this Lease and the term and estate hereby granted, as of the date of the taking of possession for such use and purchase, by notice to the Lessor in writing of such termination.


     11.3 Rental Adjustment. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Leased Premises, all rentals shall be diminished by an amount representing the part of the said rent properly allocable to the portion of the Leased Premises which may be so condemned or taken, and Lessor shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Leased Premises to substantially its former condition, due allowances being made for the impact of such taking or condemnation.

     11.4 Damages Awards. In such condemnation proceedings, Lessor shall be entitled to receive and retain entirely any award for damages for the land, Building and Leased Premises, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. Notwithstanding the foregoing, Lessee shall be entitled to appear and claim, prove and receive in such condemnation proceedings an award that represents the then value of installations made by Lessee in the Leased Premises at Lessee's expense and for which no allowance has been made and prove and claim any other damages not prohibited by this paragraph and receive any award therefore.

     12.1 Default. If any monthly rental payment due herewith shall be unpaid for more than seven (7) days after written notice that payment is due; OR if any monthly rental payment or other assessment hereinbefore set forth, or any part thereof, shall be unpaid for thirty (30) days (no written demand required); OR if Lessee shall fail to keep and perform any of its agreements and obligations herein contained after thirty (30) days written notice; OR if a petition in bankruptcy be filed by the Lessee; OR if Lessee shall make an assignment for the benefit of creditors; OR if a receiver or trustee in bankruptcy of Lessee shall be appointed in any suit or proceeding brought by or against Lessee; OR if the leasehold interest of Leasee shall be levied upon under any execution; then, in any of aaid causea, Lesaor may at its option, without demand or notice, terminate this Lease.

     12.2 Acceleration. Upon termination of this Lease, Lessor may declare the entire amount of rent which would have become due and payable during the remainder of the lease term (as well as past due rent) to be due and payable immediately, in which case Lessee agrees to pay the same to Lessor immediately. Acceptance by Lessor of payment of such rent shall not constitute a waiver of default, and Lessee agrees to indemnify Lessor for any expense, loss or damage suffered by Lessor because of such termination with Lessee's liability to Lessor surviving such termination.

     12.3 Termination: Reletting Premisea. In the event that Leasor relets the Leased Premises after termination but during the prior lease term, Lessor shall be obligated to reimburse Lessee only if Lessee has paid all accelerated rent required under Section 12.2 above, and Lessor therefore receives duplicate rent payments from its new tenants. Any reimbursement to Lessee shall be reduced by any expense to which Lessee's indemnity in Section 12.2 applies and shall not include additional rent paid by the new tenants over and above the rate paid by Lessee.

     12.4 Surrender of Premises. Upon termination of this Lease by Lessor for any of the aforesaid causes specified, or upon the expiration of this Lease by lapse of time, Lessee shall, subject to Section 12.10, immediately remove all personal property belonging to Lessee from the Leased Premises, and vacate and surrender possession of the Leased Premises to Lessor.

     12.5 Lessor's Re-entry. If possession of the Leased Premises be not immediately surrendered as provided above, then Lesaor may, after five (5) days written notice, re-enter the Leased Premises and repossess itself thereof and remove any persons or personal property therefrom, using such force as may be necessary for that purpose without being deemed guilty in any manner of trespass, forcible entry, or detainer; and the mailing of a written notice of Lessor's intention to terminate this Lease or re-enter said Leased Premises in the manner provided for notices, five (5) days in advance of the actual re-entry, shall be the only notice required; and the service of any demand for the payment of rent or other money due Lessor is waived; and the service of any and every other notice or demand within the meaning of the Kentucky Statutes is waived.

     12.6 Subsequent Payment. The receipt of money by the Lessor from the Lessee after Lessor has given notice to Lessee of its intention to terminate the Lease or after the termination thereof shall not operate in any way to reinstate, continue or extend the term of this Lease, or affect any notice given prior thereof, it being agreed that after termination or service of notice or the commencement of a suit, or after final judgment for possession of said Leased Premises, Lessor may recover and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit or judgment.

     12.7. Personal Property. If Lessee neglects or refuses to remove all personal property belonging to Lessee from the Leased Premises immediately upon the termination or expiration of this Lease, Lessor may, at its option, after five (5) days written notice remove same or any part thereof and store such property so removed without liability for the loss thereof; Lessee shall pay Lessor for any and all expenses incurred in removing and storing said effects; or Lessor may, it its option and with thirty (30) days written notice to Lessee, sell said effects or any of them for such price as Lessor deems best, and apply the proceeds of such sale to the payment of any amounts due Lessor from Lessee under this Lease, including the cost of removing, storing or selling said effects and any surplus shall be paid to Lessee.

     12.8 Holding Over. Lessee shall pay to Lessor, as liquidated damages and not as a penalty, for all the time Lessee shall retain poasession of the Leased Premises after the expiration or termination of this Lease, by lapse of time or otherwise, a sum equal to 150 percent of the amount of rent that would be due for auch a period (or if none due for that period, for the immediately preceding period) at the rate specified herein; but this proviaion ahall not operate as a waiver by Lessor of termination or waiver of any other right.

     12.9 Termination by Lessee. In the event of any act or omission by Lessor which would give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee will not exercise any such right until:
(a) it has given thirty (30) days written notice by certified mail of such act or omission to Lesaor and the holder of any recorded mortgage affecting the property or building; and (b) a reasonable period for remedying such act or omission shall have elapsed following such giving of written notice; and (c) Leasor and any such holder, shall, following the giving of such notice, have failed to commence and continue to remedy such act or omission, or to cause the same to be remedied.

     12.10 Lien. In addition to any statutory lien, but not in lieu thereof, Leasor shall have at all times a valid, contractual lien for all rentals or other sums of money becoming due hereunder from Lessee upon all items situated in the Leased Premises. Upon default by Lessee, Lessor may enter upon the Leased Premises and take possession of any and all personal property situated on the Leased Premises without liability for trespass or conversion and sell the same in the manner provided by law for enforcement of statutory liens at public or private sale, at which sale Lessor or its assignees may purchase such property. Lessor's lien rights under this section shall be superior to, and preclude Lessee's rights to remove personal property under Section 12.4 hereinabove asserted by Lessor.

CANCELLATION        13.1 Cancellation and Surrender of the Premises. The Lessor
     may cancel this Lease exercising its full rights and remedies under the default provisions (Section 12) upon the happening of any of the following: (a) The Lessee, or any sublessee/sublesseea hereunder, being adjudged a bankrupt, either voluntarily or involuntarily; (b) whenever the Lessee shall become insolvent, or execute an assignment for the benefit of creditors; (c) when said premises are used in a manner adjudged to be in violation of Federal or State statutes, administrative rulings, regulations, local health ordinances and Urban County Government Ordinances and Regulations; (d) whenever said premises shall be, or through its use, become a nuisance, either public or private; (e) whenever the premises are actually, effectively or conatructively abandoned.

In the event that any litigation is filed againat Lesaor

challenging its zoning, the Lessor shall have the option to terminate this Lease by giving notice of its intention to do so, at any time prior to or after the commencement hereof.

In addition, in the event that the Lessor elects to cancel and terminate this Lease for any reasons aforesaid, the Lessee agreea that it will surrender and deliver up the said premises upon seven (7) days written notice from the Lessor of the existence of any of the aforesaid facts.

RIGHT TO       14.1 Right to Relet without Termination. Should Lessor elect to
RELET WITHOUT  re-enter, as herein provided or should it take possession
TERMINATION    pursuant to legal proceedings or pursuant to any notice
               provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, perform such maintenance and repairs as may be necessary in order to relet the Leased Premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable; and upon each such reletting, all rentals received by the Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees, and reasonable attorney's fees and the reasonable costs of such maintenance and repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Lessor, and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month by Lessor hereunder, are less than those the Lessee was to pay, then Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease Lease for such previous breach.

LIMITATION   15.1 Limitation. If Lessor shall fail to perform any covenant, term or condition of this Lease upon Lessor's part to be performed, and if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of Lessor's unencumbered interest in the Building in which the Leased Premises are located, and Lessor shall not be liable for any deficiency. Lessor's unencumbered interest in the Building in which the Leased Premises are located is that portion of Lessor's interest in the Building in which the Leased Premises are located which has not been mortgaged, pledged or collaterally assigned to secure any indebtedness of Lessor and shall not include any interest of Lessor which, by reason of foreclosure, attachment, execution or the like has become vested in any mortgagee or other lender.

ASSIGNMENT     16.1 Assignment and subletting. The Lessee shall not have the
AND SUBLETTING right to assign this Lease or sublease the premises in whole or in part without first obtaining the written consent of the Lessor; said consent to be granted at the sole discretion of Lessor.

REMEDIES       17.1 Cumulative Remedies of Lessor. The specified remedies to which the Lessor may resort under the terms hereof are cumulative and are not intended to be exclusive of any other remedies or meana of redresa to which the Lessor may be lawfully entitled in case of any breach by the Lessee of any provision or provisions of thia Lease.
ENTRY          18.1 Lesaor's Right to Enter upon Premises. The Lessor and/or
NOTICES

its agents shall have the right to enter upon and into said premises, or any part thereof at any and all reasonable times for the purpose of examining same or making repairs to this or any other portion of the Building, provided such entry is coordinated with the local manager of Lessee and does not unreasonably disrupt Lessee's ordinary business operation. This restriction shall not apply in an emergency. The Lessee also agrees to permit the Lessor and/or its agents to show the premises for the purposes of selling same, and to permit them to place notices or signs on the premises offering the premises for sale. Lessor shall also have the right to place notices or signs on the premises offering the premises for rent within the last three (3) months of the end of the term or any extended term.

     18.2 Keys. Lessee shall use only those locking devices on all doors as provided by Lessor or as designated by Lessor aa building atandard. For the protection of the building occupants, Lessee'a suite door or doors shall at all times be operable by the Building master key maintained by Lessor. Lessee may, however, reserve certain rooms within the Leased Premises as "secure" and deny Lessor access to these rooms; provided at the termination of the Lease, for any reason, the Lessee shall provide keys to all doors within the Leased Premises to Lessor.

     19.1 Notices. All notices required herein shall be given by Certified Mail or Personal Service, to the following addresses and any notification of the change of addressees or their addresses shall be made in the same manner as sending notices herein (if no address is shown for Lessee then the address for notice to Lessee shall be the address of the Leased Premises):


Lessor:

Lessee:

Liberty Associates, LLC
400 Executive Place
2285 Executive Drive
Lexington, Kentucky 40505

First Alliance Corporation
308 Executive Place
2285 Executive Drive
Lexington, Kentucky 40505

VACATING  20.1 Vacation of Premises.    At the expiration of the term
PREMISES specified in this Lease, or any extension thereof, if extended pursuant to the terms of this Lease, the Lessee shall vacate the premises and surrender the same to Lessor without further notice or demand from Lessor and said premises shall be in good order and condition, reasonable wear excepted and shall be "vacuum clean". Lessee shall be responsible for any damages, extra charges, cleaning or repairs made necessary to the premises as a result of furnishings and fixture removal, the removal of remnants, trash or abandoned property of Lessee or any other extra item of expense to Lessor in restoring the premises as a result of the business fixtures or activities of the Lessee. This covenant is in addition to any other remedy reserved or granted to Lessor.

BINDING               21.1 Covenants Binding on Heirs and Assigns. All the
AGREEMENT covenants, agreements, terms, conditions, provisions and undertakings in this Lease, or amendments hereto shall be binding upon the successors and assigns of the Lessee and the Lessor.

SUBORDINATION  22.1 Subordination. This Lease, and all rights of Lessee
AND ESTOPPEL   hereunder, are subject and subordinate to any mortgage or
CERTIFICATE    mortgages, blanket or otherwise, which do now or may hereafter affect the real property of which the Leased Premises form a part, and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative, and that no further instrument shall be required to effect such subordination of this Lease. Lessee, shall, however, within twenty (20) days of written demand, at any time or times, execute, acknowledge and deliver to Lessor, without expense to the Lessor, any and all instruments that may be necessary or proper to subordinate this Lease, (and all rights of Lessee under this Lease) to any such mortgage or mortgages, or to confirm or evidence said subordination. should Lessee arbitrarily refuse to execute the required documents hereunder, or those required under Article
     22.2 hereinafter, upon demand by Lessor, then Lessor shall have a limited power of attorney from Lessee to execute the said agreement and the estoppel certificate on behalf of Lessee. The foreclosure of any mortgage on the real property of which the Leased Premises form a part, placed thereon subsequent to the execution of this Lease shall not terminate this Lease and this Lease shall be recognized upon Lessee's request provided Lessee is not then in breach of this Lease.

22.2 Estoppel Certificate by Lessee. The Lessee agreea, at any time and from time to time upon not leas than twenty (20) days prior written request by the Lessor, to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified, and stating the modifications), and the dates to which the basic rent and other charges have been paid in advance, if any. Any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the premises or mortgagee or assignee of any mortgage upon the premises.

SECURITY DEPOSIT    23.1 Security Deposit. Lessee has paid to Lessor
     upon execution of this Lease the sum of 50.00 as security for the performance of Lessee's obligations hereunder, including the payment of any rentals. In the event of a default by Lessee, Lessor at its option may apply such part of the deposit as may be necessary to cure the default, and if Lessor does so, Lessee shall upon demand redeposit with Lessor an amount equal to that so applied so that Lessor will have the full security deposit on hand at all times during the term of this Lease. Upon termination of this Lease (provided Lessee is not in default hereunder) Lessor shall refund to Lessee any then remaining balance of the deposit without interest. In the event of a sale of the land and Building or leasing of the Building, of which the demised premises form a part, Lessor shall have the right to transfer the deposit to the vendee or Lessee and Lessor herein shall thereupon be released by Lessee from all liability for the return of said deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the deposit to a new Lessor.

FORCE MAJEURE 24.1 Force Majoure. All performance by the Lesaor herein required ahall be performed within the times stipulated therefore and, when no time is stipulated within a reasonable time. However, anything in this agreement to the contrary notwithstanding, provided such cause is not due to the willful act or neglect of the Lessor, the Lessor shall not be deemed in default with respect to the performance of any of the terma, covenants and conditions of thia Lease if same shall be due to any strike, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material or service through Act of God or other cause beyond the control of Lessor or inability to obtain financing of $100,000 or more.

APPLICABLE LAW 25.1 Applicable Law. This Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky and the parties submit to the jurisdiction of any appropriate court within the County where the premises are located for adjudication of disputes arising from this Lease.

ENTIRE         26.1 Entire Understanding. This Lease and its exhibits contain
UNDERSTANDING the entire understanding and agreement of the parties hereto, and no other understanding, undertaking, agreement, representation or warranty shall alter or modify this Lease or the terms hereof unless the same is in writing and duly executed by the parties hereto. No subsequent alteration amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

OWNER'S CONSENT   26.2 Owner's Consent. Lessor and Lessee mutually acknowledge that this Lease is in effect a sublease between the parties herein and that Lessor has leased a portion of the Building (including the Leased Premises herein) from Executive Place Associates ("Owner"), a Kentucky General Partnership which owns the Building. Furthermore, this Lease shall not be effective without the consent of Executive
     Place Associates and an executed copy of said "Owner's Consent" is attached to this Lease and made a part hereof as "Exhibit E".

MISCELLANEOUS 27.1 Waiver. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition hereof.

27.2 Accord and Satisfaction. No payment by Lessee or receipt by

Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

27.3 No Partnership. Lessor does not in any way for any purpose become a partner or agent of Lessee in the conduct of its business or otherwise, or a joint venturer, or a member of a joint enterprise with Lessee.

     27.4 Holding Over. It is agreed and understood that any holding over by the Lessee of the Leased Premises after the expiration of the lease term or termination for whatever cause shall be a tenancy at the will of the Lessor at a rental equal to 150% of the rental payable in the most recent Lease period and may be terminated by Lessor at any time upon notice to Lessee.

     27.5 Partial Invalidity. If any term, covenant or condition of thia Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby; and such term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     27.6 No Reservation. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Lessor and Lessee.

     27.7 Time is of the Essence. Time is of the essence for this Lease and all provisions hereof unless otherwise provided herein.

     27.8 Captions. The paragraph captions in this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions hereof.

     27.9 Recordation. This Lease shall not be recorded without the consent of Lessor and Lessee. Each party shall, upon the request of the other, execute a recordable memorandum of this Lease which memorandum may be recorded, the cost of preparation and recording the memorandum to be borne by the party requesting execution of the memorandum.

     27.10 Exhibits. The following Exhibits are attached to this Lease and by this reference made a part hereof.

A.   Leased Premises
B.   Construction Agreement for Tenant Improvements

C.   No Exhibit C

D.   Building Rules and Regulations
E.   Owner's Consent

     28.1 Contingency. Lessor and Lessee acknowledge that Lessee has executed this Lease first in order to allow Lessor the opportunity to obtain a release of Suite 104 from the current tenant. If this lease is not executed by Lessor and delivered to Lessee on or before 4:30 p.m., Monday, March 8, 1999, this Lease will be null and void.

     28.2 Extension of Current Lease. Lessor and Lessee acknowledge that Lessee is also trying to obtain from its current lessor at suite 308/312 of Executive Place (The Wilkinson Group) an extension of Lease to January 31, 2001. Lessor agrees that unless Lessee herein has entered into a signed extension of lease of Suites 308/312 on or before 4:30 p.m., Monday, March 8, 1999, this Lease shall be null and void even if signed by the Lessor and Lessee herein.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease as of the day and year first above written.

LESSOR:   LIBERTY ASSOCIATES, LLC

BY

ITS


 LESSEE:  FIRST ALLIANCE CORPORATION

BY
ITS

STATE OF KENTUCKY

COUNTY OF FAYETTE


The foregoing Lease was acknowledged before me this 6th day of February, 1999,

by



Liberty Associates, LLC, organized and existing under the laws of the state of Kentucky, for and on behalf of said organization.

My Commission Expires:

STATE OF KENTUCKY

COUNTY OF FAYETTE

of


NOTARY PUBLIC

The foregoing Lease was acknowledged before me this 6th day of February, 1999, by

as                   of

of First Alliance Corporation, for and on behalf of said corporation.



NOTARY PUBLIC

My Commission Expires:
EXHIBIT B

CONSTRUCTION AGREEMENT FOR LESSEE IMPROVEMENTS

     In partial consideration for the lease between FIRST ALLIANCE CORPORATION ("Lessee") and LIBERTY ASSOCIATES, LLC ("Lessor") for Suite 104 in Executive Place, 2285 Executive Drive, Lexington, Kentucky, Lessor hereby agrees to provide improvements as shown on Exhibit B1 attached hereto at no extra charge to Lessee.

     1. Walls: Painted walls repainted to same color as existing.
          (Repair holes in walls.)

     2. Floorcoverinq: Level loop, 26-ounce. Lessor to provide selection book to Lessee. Color to be mutually agreeable to Lessor and Lessee. Four inch vinyl base will be provided to match carpet.

     3. Ceilinq:  As is - 2x4 ceiling tile.

     4. Doors: Painted doors with steel frames similar to existing.

     5. Sprinklers:    As required by code.

     6. HVAC:  Lessor to provide a thermostat located within the suite

     7. Signage:  Vinyl letters on entry door as follows:

           104 Training

     8. Electric: Switches and outlets to meet code. New switch at new entry door and at least two new duplex outlets on Lessee's side of new demising wall.

     9. Closet:   No repairs or improvements in the closet.

    10. Windows.

Window Covering: Mini-blinds as currently provided on all

     11. Cost of Improvements: Prior to the occupancy of the premises, Lessee shall pay to Lessor the sum of $750.00 as a Lessee'_ portion of the cost of above named improvements. Other than the previously described sum, the above named improvements (items 1-10) will be provided to Lessee at no additional cost. Additional improvements or upgrade of listed improvements (including a Design and Construction Fee therefor) shall be at Lessee's expense. The approved plan and specifications will be submitted by the Lessor to the contractors for an estimate of improvement costs. After approval of such estimate and before the commencement of construction, the Lessee shall pay one-half of the improvement costs which are over and above the fit-up specifications set forth in this Exhibit B; the balance of improvement costs shall be paid the day before occupancy. The Lessor shall not be responsible for delay in occupancy by the Lessee because of changes in floor plans.
Should the Lessee fail to pay for additional improvements in the above method, such failure shall be deemed to be a breach of this Lease.

     12. Substantial Completion: The commencement date of this Lease shall be the later of the specified commencement date, or the substantial completion of the improvements described above. Occupying all or any portion of the premises by Lessee shall be conclusive evidence that the premises are substantially complete and in satisfactory condition and acceptable to Lessee subject to defects and deficiencies listed in writing by Lessee to Lessor within thirty (30) days after the Lessee's occupation.

     Provided, however, that to the extent of the delay in substantial completion is caused by one or more of the following, Lessee shall pay rent for that delay:

     A. Lessee's failure to promptly furnish information with respect to Lessee's request for tenant improvements and/or finish thereof.

     B. Lessee's failure to promptly pay in advance the additional cost as described in paragraph 11 above.

     C. Changes by Lessee on the final plans and specifications described in paragraph 11 above.

     D. The performance by any firm or person (other than Lessor's contractor) employed at Lessee's request and the completion of work by said person or firm.

     E. Delay of delivery of materials, finishes or installation request by Lessee other than materials, finishes and installations described above and used as Building Standard items.

     F. Any other delay (including, without limitation, delay in providing necessary approvals or disapprovals required of Lessee) caused by the action or inaction of Lessee.

EST

ATTEST

LESSOR:   LIBERTY ASSOCIATES  LLC

BY: ITS:


DATE:

LESSEE:   FIRST ALLIANCE CORPORATION

BY:



ITS:


DATE:
EXHIBIT D
Executive Place
"Building Rules and Regulations"

THE FOLLOWING RULES AND REGULATIONS ARE PRESCRIBED BY THE OWNER
FOR THE GENERAL SAFETY, SECURITY, AND BENEFIT OF ALL OCCUPANTS OF
THE BUILDING. THE OWNER SHALL AT ALL TIMES HAVE THE RIGHT TO CONTROL AND OPERATE THE PUBLIC PORTIONS OF THE BUILDING, AS WELL AS FACILITIES FOR COMMON USE OF OCCUPANTS, IN SUCH MANNER AS THE OWNER DEEMS
BEST. ALL RULES SHALL APPLY EQUALLY TO LESSEES AND SUBLESSEES AND LESSEES AND SUBLESSEES SHALL BE RESPONSIBLE FOR THE ACTIONS OF THEIR EMPLOYEES, CUSTOMERS AND OTHER INVITEES.



     1. The sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, or halls shall not be obstructed by Lessees or used for any purpose other than ingress and egress to and from the premises. Equipment, furniture or supplies to be delivered to the premises shall be delivered using elevators and passageways designed for such purpose by the Owner and only during hours and in a manner approved by the Owner.

     2. No awnings, antenna or other projections shall be permitted on the outside of the building and no curtains, blinds, shades, screens or lights shall be attached to or hung in, used in connection with any window or door of the premises, without the prior written approval of the Owner.

     3. No sign, advertisement, notice or other lettering or object shall be affixed or exhibited on any part of the outside of the premises, or on the inside thereof so as to be visible from the outside of the building or visible from the corridors or vestibules adjoining the premises, without the prior written consent of the Owner. Interior signs on doors and lobby directory shall be in accordance with the guidelines set forth by the Owner.

     4. The Owner shall have the right to control and operate the public portions of the building and the public facilities, as well as facilities furnished for the common use of the Lessees in such manner as it deems best for the benefit of the Lessees generally. No Lessee shall invite to the premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the building by other Lessees. Lessees shall in no way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits; they shall use them only as ingress to and from their work areas.

     5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the windows, corridors, corridor walls or vestibules without the prior written consent of the Owner.

     6. Canvassing, soliciting or peddling in the building is prohibited and each Lessee shall cooperate to prevent the same.

     7. Lessees shall not advertise the business, profession or activities of their business in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the building for any purpose other than that of the business address of the Lessee.

     8. Lessees, upon occupancy of their suite of offices, shall provide the Owner a key or keys to all entrance doors. Upon termination of occupancy, all keys shall be delivered to the Owner.

     9. Other than normal decorating within an office, Lessees shall not mark, paint, drill into or in any part of the premises or the building including, but not limited to, any walls, partitions, doors or windows. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent and limitations imposed by the Owner.

     10. Lessees shall not permit any unusual or objectionable odors or gases to be produced upon or permeate from the premises.

     11. Lessees shall not make, nor permit its employees, agents or invitees to make any unseemly or disturbing noises or vibrations, nor disturb nor interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instruments, recording device, radio, equipment or in any other way.

     12. Lessees agree that they shall not willfully do or omit to do any act or thing which shall discriminate or segregate upon the basis of race, color, sex, creed or national origin in the use and occupancy of the demised premises.

     13. Freight, furniture or bulky matter of any description shall be delivered or removed only during the hours which the Owner may determine from time to time and in a manner as prescribed by the Owner. Whenever Lessee or its contractor is moving a substantial amount of freight or furniture (including but not limited to a movein or move-out), Owner may assign a custodian and/or a security guard to be on duty during such period and Lessee shall pay the reasonable cost thereof.

     14. The Owner shall have the right to prohibit any advertising by any Lessee which, in its opinion, tends to impair the reputation of the building of its desirability as a building for offices, and upon written notice for the Owner, Lessees shall refrain or discontinue such advertising. Lessees shall not, in advertising or other publicity use the name of the building or use pictures or illustrations of the building without written consent of the Owner.

     15. Lessees shall not carry on or permit to be carried upon said premises or any part thereof any immoral or illegal businesses, gambling, the selling of pools, or any business that is prohibited by law.

     16. The Owner shall provide Lessees with directory information strips identifying Lessees in the building directory located on the ground floor of the building.


     17. Lessees and their authorized representatives or invitees shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the building, except in receptacles placed in it for that purpose. The smoking of tobacco products (including cigars, cigarettes and pipes) in the public areas of the building is prohibited. These public areas include all elevator lobbies, elevators, stairwells and restrooms. The carrying of lighted cigars, cigarettes or pipes in these areas is also prohibited. (Smoking in restrooms on a floor that is entirely leased and occupied by a single tenant will be at the discretion of that tenant.) Employees should not use areas directly outside building entryways as smoking break areas.

     18. The toilet rooms, toilets, urinals, washbowls, and other apparatus available to Lessees shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind (including sanitary napkins, etc.) shall be deposited into the system, and the expense of any breakage, stoppage or damage resulting from the violation of the rule shall be paid by the Lessee (or its authorized representative or invitee) that has caused it.

     19. The Owner reserves the right to close and keep locked all entrance and exit doors of the building on Saturdays, Sundays and New York Stock Exchange holidays, and on other days, between the hours of 6:00 p.m. and 7:00 a.m. of the following day, and during such other hours as the Owner deems advisable for the adequate protection of the building and the property of its Lessees. If Lessees use the premises when the building is closed and locked, the Lessees shall see that the doors of the premises and the entry doors of the suite are closed and securely locked before leaving the building. Lessees must observe strict care that all water faucets or water apparatus have been entirely shut off before Lessees or their authorized representatives or invitees leave the building, and that all electricity has been carefully shut off, so as to prevent waste or damage.


     20. The Owner agrees that these rules and regulations shall be enforced against all Lessees in a nondiscriminatory manner. The Lessees shall be deemed to have read these rules and to have agreed to abide by them as a condition of occupance of the demised premises.

     21. The Owner agrees to provide all janitorial services for the building common area.

     22. The Owner reserves the right, by written notice to the Lessees, to rescind, alter or waive any rules or regulation.

     23. Lessees shall park their automobiles in the areas which have been designated. The maintenance of the parking spaces will be the responsibility of the Owner.

EXHIBIT D APPROVED:

OWNER:

LESSEE:

SUBLESSEE:

DATED:


EXHIBIT E

OWNER'S CONSENT

     WHEREAS, Executive Place Associates ("Owner") has approved an agreement for Transfer of Leasehold Interest effective the first day of August, 1997 ("Master Lease"), whereby Liberty Associates, LLC ("Lessor") herein has leased the first and second floors of the Executive Place office building from Owner; and
     WHEREAS, Lessor desires to enter into a Lease Agreement ("Lease") with First Alliance Corporation, a Kentucky Corporation, ("Lessee") for the premises known as Suite 104 Executive Place ("Leased Premises") said Lease Agreement attached hereto and of which this Exhibit is a part thereof;

     NOW, THEREFORE, the Owner, Lessor and Lessee hereby agree as follows:

     1. The Owner hereby consents to the Lease described above between Lessor and Lessee, and Owner agrees that if it shall terminate the Master Lease for any reason, other than expiration of the Master Lease at its completion, Owner shall honor the Lease between Lessor and Lessee and upon termination of the Master Lease (other than by expiration), Lessee herein shall become a Lessee of Owner. Furthermore, Lessee agrees that in case of termination of the Master Lease (other than by expiration), it shall honor the Lease described above and become the Lessee of Owner.

     2. The Owner also agrees that if it sends any notices to Lessor that threaten default or for which failure to comply could result in default by Lessor and termination by Owner of the Master Lease, then copies of said notices shall be sent by Owner to Lessee at the address provided in this Lease.

     3. Furthermore, Lessor agrees that if it sends any notices to Owner that threaten default or for which failure to comply could result in default by Owner and termination by Lessor of the Master Lease, then copies of said notices shall be sent by Lessor to Lessee at the address provided in this Lease.

     4. Lessee herein agrees that owner may perform any duties on behalf of Lessor that are required of Lessor in Lessee's Lease, and regardless of whether said duties are performed by Owner or Lessor, the full performance of said duties shall satisfy the requirements of Lessor. These duties shall include, but not be limited to, maintenance of the Executive Place building, payment of real estate taxes and provisions for property and liability insurance. No provision herein, however, shall release Lessor from its liability to Lessee if any such duties or requirements are not fulfilled.

     5. Owner and Lessor hereby state, and Lessee acknowledges, that the Master Lease between Owner and Lessor expires on or about July 31, 2010, with two options to extend for five years each by Lessor. Lessee agrees that no action by Lessee shall compel Lessor to renew or extend its lease without the consent of Lessor which shall be at the sole discretion of Lessor.

     6. For purposes of notices or statements required or permitted under this Exhibit, the address of Lessor and Lessee shall be as stated in the Lease. The address of Owner shall be:

Executive Place Associates

400 Executive Place
2285 Executive Drive
Lexington, Kentucky 40505

All rules regarding notices and change of address shall be as stated in the Lease.


     This EXHIBIT E is hereby acknowledged and agreed to by Owner, Lessor and Lessee acting, as appropriate, through their duly authorized representatives on the date indicated:

In the Presence of:

OWNER:    EXECUTIVE PLACE ASSOCIATES
     Wallace G. Wilkinson
     D/B/A The Wilkinson Group
BY:
ITS:

DATE:

In the Presence of:



In the Presence of

BY:

ITS:

DATE:



LESSOR:   LIBERTY ASSOCIATES LLC
BY:

DATE:

LESSEE:   FIRST ALLIANCE CORPORATION


SECOND EXTENSION OF LEASE AGREEMENT

     This agreement is made and entered into as of the 6th day of February, 1999, by and between Wallace G. Wilkinson D/B/A The Wilkinson Group ("Lessor") and First Alliance Corporation ("Lessee") for those premises known as Suite 312 and Suite 306 of the Executive Place Office Building.

     WHEREAS, by Extension of Lease Agreement and Lease of Additional Premises dated March 9, 1998, Lessee leased the premises known as Suite 312 from Lessor; and in addition Lessor and Lessee agreed to extend the lease of Suite 306 (previously leased by Lessee) and Suite 312 (known collectively hereinafter as "Suite 308") to May 31, 1999; and

     WHEREAS, Lessor and Lessee now mutually desire to extend the lease of said Suite 308;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, Lessor and Lessee hereby agree as follows:

    The lease between Lessor and Lessee for Suite 308 of the Executive Place Office Building is hereby extended to January 31, 2001.

     2. Rent for Suite 308 for the period from execution of this lease to January 31, 2000, shall continue at the current rate of $6,536.25 per month.

     3. Rent for Suite 308 for the twelve month period from February 1, 2000 to January 31, 2001, shall be $6,754.12 per month.

     4. By this agreement, any and all options contained in that agreement dated March 9, 1998, are hereby cancelled and terminated.

     5. Lessor and Lessee acknowledge that this Second Extension of Lease is contingency upon Lessee obtaining a lease of Suite 104 of Executive Place from Liberty Associates, LLC and unless lessee herein has entered into a signed agreement for lease of Suite 104 on or before 4:30 p.m., Monday, March 8, 1999, this lease shall be null and void even if signed by Lessor and Lessee herein.

     Unless otherwise specifically amended herein, all other terms of the lease between Lessor and Lessee shall remain in full force and effect.

     In witness whereof, Lessor and Lessee have signed below by their duly authorized representatives.


LESSOR:   WALLACE G. WILKINSON
     D/B/A THE WILKINSON GROUP

BY:

ITS:

DATE:

LESSEE:   FIRST ALLIANCE CORPORATION

BY:

ITS:

DATE: